SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 28, 1999


                          BORG-WARNER AUTOMOTIVE, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                          1-12162                    13-3404508
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(State or Other            (Commission File Number)          IRS Employer
Jurisdiction of                                              Identification
Incorporation)                                               Number


200 South Michigan Avenue, Chicago, Illinois                 60604
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(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (312) 322-8500
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Item 5.  Other Events.

               On September 28, 1999, the Registrant completed the public offering of $150,000,000 aggregate principal amount of its 8% Senior Notes due 2019 (the "Notes"). The Notes were issued under and pursuant to an Indenture between the Registrant and Chase Manhattan Trust Company, National Association, as trustee (the "Trustee"), dated as of September 23, 1999 (the "Indenture"), in accordance with the Underwriting Agreement and Terms Agreement, dated as of September 23, 1999 (collectively, the "Underwriting Agreement"). The Underwriting Agreement, the Indenture, and a Form of the Note are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)     Exhibits.

         1.1 Underwriting Agreement, dated as of September 23, 1999, by and among the Registrant and the underwriters named therein.

         4.1 Indenture, dated as of September 23, 1999, between the Registrant and Chase Manhattan Trust Company, National Association, as trustee.

         4.2      Form of 8% Senior Note due 2019 of the Registrant.







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                                    SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 6, 1999

                                    BORG-WARNER AUTOMOTIVE, INC.



                                    By  /s/ Stephanie C. Bransfield
                                        ------------------------------------
                                        Name:   Stephanie C. Bransfield
                                        Title:  Assistant Secretary







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


                                  EXHIBIT LIST

                                                                        Page No.
                                                                        --------

         1.1 Underwriting Agreement, dated as of September 23, 1999, by and among the Registrant and the underwriters named therein

         4.1 Indenture, dated as of September 23, 1999, between the Registrant and Chase Manhattan Trust Company, National Association, as trustee

         4.2      Form of 8% Senior Note due 2019 of the Registrant







                                  Page 4 of 4